Exhibit 10.2

RENEWAL OF EXCLUSIVE AUTHORIZED DISTRIBUTION AGREEMENT

This Renewal of Exclusive Authorized Distribution Agreement (“Renewal Agreement”) is made ad entered into this 2nd day of September, 2021 (“Effective Date”), by and between EZ Raider LLC, a Washington Limited Liability Company, EZRaider Global Inc., a company incorporated under the laws of the State of Nevada (collectively, the “Distributor”), and D. S Raider Ltd, a company incorporated under the laws of Israel (“D.S Raider”). The Distributor and D.S Raider are sometimes referred to herein individually as the “Party” or collectively as the “Parties”.

WHEREAS, the Parties entered into an Authorized Exclusive Distribution Agreement (the “Agreement”) on September 12, 2019,pursuant to which Distributor was appointed as the exclusive authorized distributor of Products in the Territory (as such terms were defined therein).

WHEREAS, The Parties wish to renew the Agreement and to re-appoint the Distributor as an authorized distributor of the Products to the Territory for a period of 12 months as further detailed herein;

WHEREAS, terms not otherwise defined herein shall have the meaning as set forth in the Agreement;

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants set forth in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which is acknowledged, the Parties covenant and agree as follows:

1.	Recitals. The foregoing recitals are true and correct and incorporated by reference herein.

2.

Appointment as an Authorized Distributor. The Parties agree, and D.S. Raider hereby appoints Distributor as its authorized distributor for the Products in the Territory, from this date hereof until September 2nd, 2022 (the “Term”).

3.

Exclusive Distribution Rights. The Parties further agree that up and until December 31st, 2021 (the “Initial Term”), the Distributor shall serve as D.S. Raider’s exclusive distributor for the Products in the Territory. Until the lapse of the Initial Term, the Parties shall amicably discuss, and, in each of their sole discretion, agree on the sales criteria to be achieved by the Distributor during the remainder of the Term. The sales criteria shall be negotiated in good faith by the parties and shall be reasonable in consideration of market conditions and such other factors as the parties may discuss from time to time. In case the Parties failed to agree on the sales criteria applicable for the period commencing on 1.1.2022 and ending upon the end of the Term, then the Distributor shall be allowed to continue distributing the Products in the Territory on a non-exclusive basis.

4.	The Territory. Annex B of the Agreement is hereby amended and supplemented by the addition of the following clauses:

“Group C:

All other states in the United States not otherwise listed in Group A or Group B.

Distributor shall have the right to sell the Company Products for all Recreational and Military (Non-Federal) in all jurisdictions, including outside of the United States, in which there is no other exclusive distributor. From time to time, if Distributor identifies potential sales outside of the Territory, then prior to facilitating such sale, the Distributor shall approach the Company and receive its written approval that no other exclusive distributor is operating in the jurisdiction of the sale.”

5.

Trademark Usage. Company is aware of Distributor’s merger into a public company and hereby grants Distributor a non-exclusive, limited license and the right to use the D.S Raider trademarks in connection with the performance of its obligations hereunder during the Term and for the purpose of disclosure of documents made and filed with the Securities and Exchange Commission and that such disclosure and filing shall not be a violation of the Agreement. The Parties agree that Distributor shall clearly describe its non-exclusive license as right to use the marks and shall not hold itself out to be the owner of such marks.

6.

Full Force and Effect of Other Terms. The Parties hereby confirm that other than as specifically stated herein, the provisions of the Agreement shall apply with respect to this Renewal Agreement, mutatis mutandis.

7.	Voluntary Agreement. The Parties have read this Renewal Agreement, have had the benefit of counsel and freely and voluntarily enter into this Agreement.

8.

Authority to Execute. Each Party executing this Renewal Agreement represents that it is authorized to execute this Renewal Agreement. Each person executing this Renewal Agreement on behalf of an entity, other than an individual executing this Renewal Agreement on his or her own behalf, represents that he or she is authorized to execute this Renewal Agreement on behalf of said entity.

9.	Counterparts. This Renewal Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

10.

Electronic Signatures. The Parties agree that any form of electronic signature, including but not limited to signatures via facsimile, scanning, or electronic mail, may substitute for the original signature and shall have the same legal effect as the original signature.

IN WITNESS WHEREOF, the Parties have entered into this Renewal Agreement made and effective as of the date first hereinabove written.

Distributor:

EZ Raider LLC

/s/ Moshe Azarzar

Name: Moshe Azarzar

Title: CEO

Date:

EZRaider Global Inc.

/s/ Moshe Azarzar

Name: Moshe Azarzar

Title: CEO

Date:

D.S. Raider:

D.S. Raider Ltd.

/s/ Miki Bar

Name: Miki Bar

Title: CEO

Date: